UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2004



                            REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



   7733 Forsyth Boulevard
         Suite 2300
    St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 7.01        Regulation FD Disclosure.

    The information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2004

                                       REHABCARE GROUP, INC.



                                    By: /s/  Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated October 27, 2004

                                                                    Exhibit 99.1

                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese,
                             Chief Financial Officer
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President/
                                Corporate Marketing & Communications (Media)
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                             Gordon McCoun/Lanie Marcus
                             Press: Sean Leous
                             (212) 850-5600
                             Valley Baptist Health System
                             Irma Sanchez
                             Director of Corporate Communications
                             (956-389-1951)

For Immediate Release
Wednesday, October 27, 2004

  REHABCARE AND VALLEY BAPTIST HEALTH SYSTEM ANNOUNCE STRATEGIC PARTNERSHIP FOR
                             REHABILITATION SERVICES

    - Relationship Will Address the Shortage of Acute Care Rehabilitation
                        Services in Rio Grande Valley -

ST. LOUIS, MO and HARLINGEN, TX, October 27, 2004--RehabCare Group, Inc.(NYSE:RHB) and Valley Baptist Health System today announced an agreement for physical rehabilitation services in inpatient and outpatient settings by RehabCare, and the development of a rehabilitation hospital and a long-term acute care hospital (LTACH) in Brownsville, TX. Financial terms of the agreement were not disclosed.

     Based in Harlingen, TX, Valley Baptist Health System has served the Rio Grande Valley community since 1925. Having purchased the Brownsville Medical Center in July of 2004, Valley Baptist is the largest medical system and employer in Cameron County, TX with approximately 850 beds, over 500 physicians and approximately 2,866 total employees treating 60% of the discharged patients in the County.

     Under the terms of the full-service agreements, which are anticipated to commence on or around January 1, 2005, RehabCare will manage the existing inpatient acute rehabilitation unit and outpatient program in Valley Baptist's Harlingen hospital and the existing outpatient program in Valley Baptist's Brownsville, TX hospital. In addition, RehabCare and Valley Baptist will jointly develop a free-standing rehabilitation hospital and, in conjunction with a third party LTACH provider, will become minority owners in a long-term acute care hospital in Brownsville, TX. Valley Baptist and RehabCare have identified a prospective site for the two hospitals, which expect to execute leases by year-end 2004 and

                                     -MORE-

commence operations in the second half of 2005. It is expected that the Brownsville facility will have approximately 25 inpatient acute care rehab beds, managed by RehabCare, and 40 long-term acute care beds, to be operated by a third party. The parties also intend to add multiple outpatient sites throughout the region to extend the delivery of rehabilitation services.

     John H. Short, Ph.D., President and CEO of RehabCare, commented, "This transaction with Valley Baptist is a superb example of the type of relationship with major healthcare institutions which RehabCare is striving to develop in target markets across the country. It allows us to use our management and financial capital to invest in joint ventures where we can provide the full continuum of care and create true longstanding partnerships."

     James G. Springfield, President and Chief Executive Officer of Valley Baptist Health System, added, "This agreement with RehabCare brings together two industry leaders and enables each of us to do what we do best - provide the highest quality of care to patients. With RehabCare managing our acute care facility in Harlingen and our outpatient programs in both Harlingen and in Brownsville, Valley Baptist will be able to focus on leveraging its medical talents while we jointly expand the scope and range of rehabilitation services to our patients in Cameron County."

     Tom Davis, Executive Vice President, Chief Business Development Officer of RehabCare, noted, "We are delighted to be partnering with Valley Baptist, the predominant hospital system in the Harlingen and Brownsville region. Our combined resources will bring a seamless post-acute delivery system to serve the residents of the Rio Grande Valley, and the first rehabilitation facility to the Brownsville community."

     Mr. Springfield concluded, "Together, we recognized that there is a shortage of acute rehab beds and a complete absence of long-term acute care beds in this region, one of the fastest growing regions in the country. Our partnership with RehabCare provides a solution to this challenge by initiating acute and long-term care rehabilitation in Brownsville. This represents another in a long line of Valley Baptist's numerous innovative and pioneering medical treatments."

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of program management services for hospital inpatient rehabilitation units and skilled nursing units, outpatient therapy

                                     -MORE-
programs, and contract therapy services in conjunction with more than 700 hospitals and skilled nursing facilities in 39 states, the District of Columbia, and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 indices.

     Valley Baptist Health System is a community health service performing spiritually based health education and charitable programs in accordance with the teachings and healing ministry of Jesus Christ. For eight decades, Valley Baptist has established a tradition of responding to the needs of the community. This tradition has led Valley Baptist to be the region's leader in bringing innovative care and services to the people of the Rio Grande Valley of Texas.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the future operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; changes in and compliance with governmental reimbursement rates affecting RehabCare's other lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions and joint ventures to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the adequacy and effectiveness of RehabCare's operating and administrative systems; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs. For additional information on RehabCare Group, please visit the RehabCare website at rehabcare.com.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
------------------------
                                      -END-